                                                                   Exhibit 23(b)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated December 14, 2006 relating to the financial statements and financial statement schedules for the years ended
December 31, 2005 and 2004, which appears in WHX Corporation's Annual Report on
Form 10-K for the year ended December 31, 2006.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
June 27, 2007